Exhibit 10.9

EXECUTION COPY

Neenah Paper, Inc.

7 3/8% Senior Notes due 2014

REGISTRATION RIGHTS AGREEMENT

November 30, 2004

Citigroup Global Markets Inc.
Goldman, Sachs & Co.

J.P. Morgan Securities Inc.

As Representatives of the Initial Purchasers

c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

Neenah Paper, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), proposes to issue and sell to certain purchasers (the “Initial Purchasers”), for whom you (the “Representatives”) are acting as representatives, its 7 3/8% Senior Notes due 2014 (the “Notes,” and together with the Guaranties (as defined below), the “Securities”), upon the terms set forth in the Purchase Agreement, dated November 18, 2004, among the Company, the Guarantors (as defined below) and the Representatives (the “Purchase Agreement”), relating to the initial placement (the “Initial Placement”) of the Securities.  The Notes will be guaranteed (the “Guaranties”) by each of the entities which, upon consummation of the Spinoff (as defined below), will be direct and indirect subsidiaries of the Company and which are set forth on the signature page hereto (the “Guarantors”).  To induce the Initial Purchasers to enter into the Purchase Agreement and to satisfy a condition to your obligations thereunder, the Company and the Guarantors agree with you for your benefit and the benefit of the holders from time to time of the Securities (including the Initial Purchasers) (each a “Holder” and, collectively, the “Holders”), as follows:

1.                                       Definitions.  Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement.  As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Affiliate” shall have the meaning specified in Rule 405 under the Act, and the terms “controlling” and “controlled” shall have meanings correlative thereto.

“Broker-Dealer” shall mean any broker or dealer registered as such under the Exchange Act.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York.

“Closing Date” shall mean the date of the first issuance of the Securities.

“Commission” shall mean the Securities and Exchange Commission.

“Company” shall have the meaning set forth in the preamble hereto.

“Deferral Period” shall have the meaning set forth in Section 4(k)(ii) hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Exchange Offer Registration Period” shall mean the 90-day period following the consummation of the Registered Exchange Offer, exclusive of any Deferral Period and any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement.

“Exchange Offer Registration Statement” shall mean a registration statement of the Company and the Guarantors on an appropriate form under the Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments thereto, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Exchanging Dealer” shall mean any Holder (which may include any Initial Purchaser) that is a Broker-Dealer and elects to exchange for New Securities any Securities that  it acquired for its own account as a result of market-making activities or other trading activities (but not directly from the Company or any of the Guarantors or any Affiliate of the Company or any of the Guarantors).

“Final Memorandum” shall mean the offering memorandum, dated November 18, 2004, relating to the Securities, including any and all exhibits thereto and any information incorporated by reference therein as of such date.

“Guaranties” shall have the meaning set forth in the preamble hereto.

“Guarantors” shall have the meaning set forth in the preamble hereto.

“Holder” shall have the meaning set forth in the preamble hereto.

“Indenture” shall mean the Indenture relating to the Securities, dated as of November 30, 2004, among the Company, the Guarantors and The Bank of New York Trust

Company, N.A., as trustee, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof.

“Initial Placement” shall have the meaning set forth in the preamble hereto.

“Initial Purchasers” shall have the meaning set forth in the preamble hereto.

“Losses” shall have the meaning set forth in Section 6(d) hereof.

“Majority Holders” shall mean, on any date, Holders of at least a majority of the aggregate principal amount of Securities or New Securities registered under a Registration Statement.

“Managing Underwriters” shall mean the investment banker or investment bankers and manager or managers that administer an underwritten offering, if any, under a Registration Statement.

“NASD Rules” shall mean the Conduct Rules and the By-Laws of the National Association of Securities Dealers, Inc.

“New Securities” shall mean debt securities of the Company and related guaranties of the Guarantors identical in all material respects to the Securities (except that the New Securities will not contain terms with respect to transfer restrictions and to be issued under the Indenture.

“Notes” shall have the meaning set forth in the preamble hereto.

“Prospectus” shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or the New Securities covered by such Registration Statement, all amendments and supplements thereto, all exhibits thereto and all material incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble hereto.

“Registered Exchange Offer” shall mean the proposed offer of the Company and the Guarantors to issue and deliver to the Holders of the Securities that are not prohibited by any law or policy of the Commission from participating in such offer, in exchange for the Securities, a like aggregate principal amount of the New Securities.

“Registrable Securities” shall mean (i) Securities other than those that (A) have been registered under a Registration Statement, (B) have been distributed to the public pursuant to Rule 144 under the Act or any successor rule or regulation thereto that may be adopted by the Commission or (C) are eligible to be distributed to the public pursuant to Rule 144(k) under the Act or any successor rule or regulation thereto that may be adopted by the Commission and (ii)

any New Securities held by an Exchanging Dealer, the resale of which by such Exchanging Dealer requires compliance with the prospectus delivery requirements of the Act.

“Registration Default” shall have the meaning set forth in Section 8 hereof.

“Registration Statement” shall mean any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Securities or the New Securities pursuant to the provisions of this Agreement, all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Representatives” shall have the meaning set forth in the preamble hereto.

“Securities” shall have the meaning set forth in the preamble hereto.

“Shelf Registration” shall mean a registration effected pursuant to Section 3 hereof.

“Shelf Registration Period” shall have the meaning set forth in Section 3(b)(ii) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company and the Guarantors pursuant to the provisions of Section 3 hereof which covers some or all of the Securities or New Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Special Interest” shall have the meaning set forth in Section 8 hereof.

“Spinoff” shall mean the distribution of all of the outstanding capital stock of the Company by its parent, Kimberly-Clark Corporation, a Delaware corporation (“Kimberly-Clark”), to Kimberly-Clark’s shareholders.

“Trustee” shall mean the trustee with respect to the Securities and the New Securities under the Indenture.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

“underwriter” shall mean any underwriter of Securities in connection with an offering thereof under a Shelf Registration Statement.

2.                                       Registered Exchange Offer.

(a)                                  The Company and the Guarantors shall prepare and, not later than 180 days after the Closing Date (or if such 180th day is not a Business Day, the next succeeding

Business Day), shall file with the Commission the Exchange Offer Registration Statement with respect to the Registered Exchange Offer.  The Company and the Guarantors shall use their respective reasonable best efforts to cause the Exchange Offer Registration Statement to be declared effective under the Act not later than 270 days after the Closing Date (or if such 270th day is not a Business Day, the next succeeding Business Day).

(b)                                 Upon the effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantors shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for New Securities (assuming that such Holder is not an Affiliate of the Company or any of the Guarantors, acquires the New Securities in the ordinary course of such Holder’s business, has no arrangements with any person to participate in the distribution of the New Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such New Securities from and after their receipt without any limitations or restrictions under the Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

(c)                                  In connection with the Registered Exchange Offer, the Company and the Guarantors shall:

(i)                                     mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

(ii)                                  keep the Registered Exchange Offer open for not less than 30 days after the date notice thereof is mailed to the Holders and not more than 45 days after the Exchange Offer Registration Statement is declared effective (or, in each case, longer if required by applicable law);

(iii)                               use their respective reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective under the Act, supplemented and amended as required under the Act, to ensure that it is available for sales of New Securities by Exchanging Dealers during the Exchange Offer Registration Period;

(iv)                              utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan in New York City, which may be the Trustee or an Affiliate of the Trustee;

(v)                                 permit Holders to withdraw tendered Securities at any time prior to 12:00 midnight, New York City time, at the end of the last Business Day on which the Registered Exchange Offer is open;

(vi)                              prior to the effectiveness of the Exchange Offer Registration Statement, provide a supplemental letter to the Commission (A) stating that the Company and the Guarantors are conducting the Registered Exchange Offer in reliance on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988) and Morgan Stanley and Co., Inc. (pub.

avail. June 5, 1991); and (B) including a representation that the Company and the Guarantors have not entered into any arrangement or understanding with any person to distribute the New Securities to be received in the Registered Exchange Offer and that, to the best of the Company’s and the Guarantors’ information and belief, each Holder participating in the Registered Exchange Offer is acquiring the New Securities in the ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the New Securities; and

(vii)                           comply in all material respects with all applicable laws.

(d)                                 As soon as practicable after the close of the Registered Exchange Offer, the Company and the Guarantors shall:

(i)                                     accept for exchange all Securities properly tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

(ii)                                  deliver to the Trustee for cancellation in accordance with Section 4(s) all Securities so accepted for exchange; and

(iii)                               cause the Trustee promptly to authenticate and deliver to each Holder of Securities a principal amount of New Securities equal to the principal amount of the Securities of such Holder so accepted for exchange.

(e)                                  Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Registered Exchange Offer to participate in a distribution of the New Securities (x) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988) and Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991), as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters; and (y) must comply with the registration and prospectus delivery requirements of the Act in connection with any secondary resale transaction, which must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K under the Act if the resales are of New Securities obtained by such Holder in exchange for Securities acquired by such Holder directly from the Company, any of the Guarantors or any of their respective Affiliates.  Accordingly, each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that, at the time of the consummation of the Registered Exchange Offer:

(i)                                     any New Securities received by such Holder will be acquired in the ordinary course of business;

(ii)                                  such Holder has, and will have, no arrangement or understanding with any person to participate in the distribution of the Securities or the New Securities within the meaning of the Act;

(iii)                               such Holder is not an Affiliate of the Company or any of the Guarantors;

(iv)                           such Holder did not acquire the Securities directly from the Company, any of the Guarantors or any of their respective Affiliates;

(v)                               if such Holder is an Exchanging Dealer, it will deliver a Prospectus in connection with any resale of the New Securities; and

(vi)                            such Holder is not acting on behalf of any person who, to its knowledge, could not truthfully make the foregoing representations.

(f)                                    If any Initial Purchaser determines that it is not eligible to participate in the Registered Exchange Offer with respect to the exchange of Securities constituting any portion of an unsold allotment, at the request of such Initial Purchaser, the Company and the Guarantors shall issue and deliver to such Initial Purchaser or the person purchasing New Securities registered under a Shelf Registration Statement as contemplated by Section 3 hereof from such Initial Purchaser, in exchange for such Securities, a like principal amount of New Securities.  The Company and the Guarantors shall use their respective reasonable best efforts to cause the CUSIP Service Bureau to issue the same CUSIP number for such New Securities as for New Securities issued pursuant to the Registered Exchange Offer.

3.                                       Shelf Registration.

(a)                                  If (i) due to any change in law or applicable interpretations thereof by the Commission’s staff, the Company and the Guarantors determine upon advice of their outside counsel that they are not permitted to effect the Registered Exchange Offer as contemplated by Section 2 hereof; or (ii) for any other reason the Exchange Offer Registration Statement is not declared effective by the Commission within 270 days after the Closing Date or the Registered Exchange Offer is not consummated within 45 days after the Exchange Offer Registration Statement is declared effective; or (iii) any Initial Purchaser so requests with respect to Securities that are not eligible to be exchanged for New Securities in the Registered Exchange Offer and that are held by it following consummation of the Registered Exchange Offer; or (iv) any Holder (other than an Initial Purchaser) is not eligible to participate in the Registered Exchange Offer or does not receive freely tradeable New Securities in the Registered Exchange Offer other than by reason of such Holder being an Affiliate of the Company or any of the Guarantors (it being understood that the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of New Securities acquired in the Registered Exchange Offer in exchange for Securities acquired as a result of market-making activities or other trading activities shall not result in such New Securities being not “freely tradeable”); or (v) in the case of any Initial Purchaser that participates in the Registered Exchange Offer, such Initial Purchaser does not receive freely tradeable New Securities in exchange for Securities constituting any portion of an unsold allotment (it being understood that the requirement that an Initial Purchaser deliver a Prospectus containing the information required by Item 507 or 508 of Regulation S-K under the Act in connection with sales of New Securities acquired in exchange for such Securities shall not result in such New Securities being not “freely tradeable”), the Company and the Guarantors shall effect a Shelf Registration Statement in accordance with subsection (b) below.

(b)                                 (i)                                     The Company and the Guarantors shall, as promptly as practicable, (but in no event more than 180 days after so required or requested, pursuant to this

Section 3), file with the Commission and shall use their respective reasonable best efforts to cause to be declared effective under the Act within 270 days after so required or requested, a Shelf Registration Statement relating to the offer and sale of the Securities or the New Securities, as applicable, by the Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder; and provided further, however, that with respect to New Securities received by an Initial Purchaser in exchange for Securities constituting any portion of an unsold allotment, the Company and the Guarantors may, if permitted by current interpretations by the Commission’s staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Item 507 or 508 of Regulation S-K under the Act, as applicable, in satisfaction of their obligations under this subsection with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

(ii)                                  The Company and the Guarantors shall use their respective reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by Holders for a period (the “Shelf Registration Period”) from the date the Shelf Registration Statement is declared effective by the Commission until the earlier of (A) the second anniversary thereof, (B) the date upon which all the Securities or New Securities, as applicable, covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, or (C) the Securities or New Securities, as applicable, cease to be outstanding.  The Company and the Guarantors shall be deemed not to have used their respective reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Registration Period if they voluntarily take any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities at any time during the Shelf Registration Period, unless such action is (x) required by applicable law or otherwise undertaken by the Company and the Guarantors in good faith and for valid business reasons (not including avoidance of the Company’s and the Guarantors’ obligations hereunder), including the acquisition or divestiture of assets, and (y) permitted pursuant to Section 4(k)(ii) hereof.

(iii)                               The Company and the Guarantors shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (A) to comply in all material respects with the applicable requirements of the Act; and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated

therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

4.                                       Additional Registration Procedures.  In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply.

(a)                                  The Company and the Guarantors shall:

(i)                                     furnish to each of the Representatives and to counsel for the Holders, not less than five Business Days prior to the filing thereof with the Commission, a copy of any Exchange Offer Registration Statement and any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein (including, upon request, all documents incorporated by reference therein after the initial filing) and shall use their respective reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as the Representatives reasonably propose;

(ii)                                  include the information set forth in Annex A hereto on the facing page of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Exchange Offer, in Annex C hereto in the underwriting or plan of distribution section of the Prospectus contained in the Exchange Offer Registration Statement, and in Annex D hereto in the letter of transmittal delivered pursuant to the Registered Exchange Offer;

(iii)                               if requested by an Initial Purchaser, include the information required by Item 507 or 508 of Regulation S-K under the Act, as applicable, in the Prospectus contained in the Exchange Offer Registration Statement; and

(iv)                              in the case of a Shelf Registration Statement, include the names of the Holders that propose to sell Securities pursuant to the Shelf Registration Statement as selling security holders and the other information required by Item 507 of Regulation S-K under the Act.

(b)                                 The Company and the Guarantors shall ensure that:

(i)                                     any Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any amendment or supplement thereto complies in all material respects with the Act; and

(ii)                                  any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading (other than information relating to a Holder furnished to the Company by or on behalf of such Holder specifically for inclusion therein).

(c)                                  The Company and the Guarantors shall advise the Representatives, the Holders of Securities covered by any Shelf Registration Statement and any Exchanging Dealer under any Exchange Offer Registration Statement that has provided in writing to the Company and the Guarantors a telephone or facsimile number and address for notices, and, if requested by any Representative or any such Holder or Exchanging Dealer, shall confirm such advice in writing (which notice pursuant to clauses (ii) through (v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Company and the Guarantors shall have remedied the basis for such suspension):

(i)                                     when the Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

(ii)                                  of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for additional information;

(iii)                               of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose;

(iv)                              of the receipt by the Company and the Guarantors of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose; and

(v)                                 of the happening of any event that requires any change in the Registration Statement or the Prospectus so that, as of such date, they (A) do not contain any untrue statement of a material fact and (B) do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

(d)                                 The Company and the Guarantors shall use their respective reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement or the qualification of the securities therein for sale in any jurisdiction at the earliest possible time.

(e)                                  The Company and the Guarantors shall furnish to each Holder of Securities covered by any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if the Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

(f)                                    The Company and the Guarantors shall, during the Shelf Registration Period, deliver to each Holder of Securities covered by any Shelf Registration Statement, without charge, as many copies of the Prospectus (including the preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request.  The Company and the Guarantors consent to the use, during the Shelf Registration Period, of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Securities in connection with the offering and sale of the Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

(g)                                 The Company and the Guarantors shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including all material incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

(h)                                 The Company and the Guarantors shall promptly deliver to each Initial Purchaser, each Exchanging Dealer and each other person required to deliver a Prospectus during the Exchange Offer Registration Period, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as any such person may reasonably request.  The Company and the Guarantors consent to the use, during the Exchange Offer Registration Period, of the Prospectus or any amendment or supplement thereto by any Initial Purchaser, any Exchanging Dealer and any such other person that may be required to deliver a Prospectus following the Registered Exchange Offer in connection with the offering and sale of the New Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Exchange Offer Registration Statement.

(i)                                     Prior to the Registered Exchange Offer or any other offering of Securities pursuant to any Registration Statement, the Company and the Guarantors shall use their respective reasonable best efforts to arrange, if necessary, for the qualification of the Securities or the New Securities for sale under the laws of such jurisdictions as any Holder shall reasonably request and shall use their respective reasonable best efforts to maintain such qualifications in effect so long as required for the sale of the Securities or the New Securities; provided that in no event shall the Company or any of the Guarantors be obligated to qualify to do business in any jurisdiction where they are not then so qualified or to take any action that would subject them to service of process in suits, other than those arising out of the Initial Placement, the Registered Exchange Offer or any offering pursuant to a Shelf Registration Statement, or taxation in any such jurisdiction where they are not then so subject.

(j)                                     The Company and the Guarantors shall cooperate with the Holders of Securities to facilitate the timely preparation and delivery of certificates representing New Securities or Securities to be issued or sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request.

(k)                              (i)                                     Upon the occurrence of any event contemplated by subsections (c)(ii) through (v) above during the time in which the Company and the Guarantors are required to maintain an effective Registration Statement, the Company and the Guarantors shall promptly (or within the time period provided for by clause (ii) hereof, if applicable) prepare a post-effective amendment to the applicable Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to the Initial Purchasers of the securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  In such circumstances, the period of effectiveness of the Exchange Offer Registration Statement provided for in Section 2 and the Shelf Registration Statement provided for in Section 3(b) shall be extended by the number of days from and including the date of the giving of a notice of suspension pursuant to Section 4(c) to and including the date when the Initial Purchasers, the Holders of the Securities and any known Exchanging Dealer shall have received such amended or supplemented Prospectus pursuant to this Section 4.

(ii)                                       Upon the occurrence or existence of any pending corporate development or any other material event during the time in which the Company and the Guarantors are required to maintain an effective Registration Statement that, in the reasonable judgment of the Company and the Guarantors, makes it appropriate to suspend the availability of a Registration Statement and the related Prospectus, the Company and the Guarantors shall give notice (without notice of the nature or details of such events) to the Holders that the availability of the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, is suspended and, upon actual receipt of any such notice, each Holder agrees not to sell any Registrable Securities pursuant to the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, until such Holder’s receipt of copies of the supplemented or amended Prospectus provided for in Section 2 or 3 hereof, as applicable, or until it is advised in writing by the Company and the Guarantors that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.  The period during which the availability of the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, and any Prospectus is suspended pursuant to this Section 4(k)(ii) (the “Deferral Period”) shall not exceed 45 days in any three-month period or 90 days in any twelve-month period.

(l)                                     Not later than the effective date of any Registration Statement, the Company and the Guarantors shall provide a CUSIP number for the Securities or the New Securities, as the case may be, registered under such Registration Statement and provide the Trustee with printed certificates for such Securities or New Securities, in a form eligible for deposit with The Depository Trust Company.

(m)                               The Company and the Guarantors shall comply in all material respects with all applicable rules and regulations of the Commission and shall make generally available to their security holders an earnings statement satisfying the provisions of Section 11(a) of the Act as soon as practicable after the effective date of the applicable Registration Statement and in any event no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the applicable Registration Statement.

(n)                                 The Company and the Guarantors shall cause the Indenture to be qualified under the Trust Indenture Act in a timely manner.

(o)                                 The Company and the Guarantors may require each Holder of Securities or New Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company and the Guarantors such information regarding the Holder and the distribution of such Securities or New Securities as the Company and the Guarantors may from time to time reasonably require for inclusion in such Registration Statement.  The Company and the Guarantors may exclude from such Shelf Registration Statement the Securities or New Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

(p)                                 In the case of any Shelf Registration Statement, the Company and the Guarantors shall enter into customary agreements (including, if requested, an underwriting agreement in customary form) and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 6 hereof (or such other indemnification provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any) with respect to all parties to be indemnified pursuant to Section 6.

(q)                                 In the case of any Shelf Registration Statement, the Company and the Guarantors shall:

(i)                                     make reasonably available for inspection by the Holders of Securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records and pertinent corporate documents of the Company, the Guarantors and their respective subsidiaries;

(ii)                                  cause the Company’s and each of the Guarantors’ officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by Citigroup Global Markets Inc. in connection with any underwritten Shelf Registration Statement for which it is acting as an underwriter and on behalf of the Holders by one counsel designated by the Holders of at least a majority of the Securities or New Securities to be registered; provided further, however, that any information that is designated in writing by the Company or any Guarantor, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party (other than as a result of a breach of such confidentiality provisions) without an accompanying obligation of confidentiality;

(iii)                               make such representations and warranties to the Holders of Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement (but excluding matters relating to the Spinoff);

(iv)                              obtain opinions of counsel to the Company and the Guarantors and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

(v)                                 obtain “comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of Securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in “comfort” letters in connection with primary underwritten offerings; and

(vi)                              deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 4(k) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company and the Guarantors.

The actions set forth in clauses (iii), (iv), (v) and (vi) of this paragraph (q) shall be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto; and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

(r)                                    In the case of any Exchange Offer Registration Statement, the Company and the Guarantors shall, if requested by an Initial Purchaser that holds Securities that were acquired as a result of market making or other trading activities:

(i)                                     make reasonably available for inspection by the requesting party, and any attorney, accountant or other agent retained by the requesting party, all relevant financial and other records, pertinent corporate documents and properties of the Company, the Guarantors and their respective subsidiaries;

(ii)                                  cause the Company’s and each of the Guarantors’ officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the requesting party or any such attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by Citigroup Global Markets Inc.; provided further, however, that any information that is designated in writing by the Company or any Guarantor, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the requesting party or any such attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party (other than as a result of a breach of such confidentiality provisions) without an accompanying obligation of confidentiality;

(iii)                               make such representations and warranties to the requesting party, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement (but excluding matters relating to the Spinoff);

(iv)                              obtain opinions of counsel to the Company and the Guarantors and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the requesting party and its counsel, addressed to the requesting party, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the requesting party or its counsel;

(v)                                 obtain “comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the requesting party, in customary form and covering matters of the type customarily covered in “comfort” letters in connection with primary underwritten offerings, or if requested by the requesting party or its counsel in lieu of a “comfort” letter, an agreed-upon procedures letter under Statement on Auditing Standards No. 35, covering matters requested by the requesting party or its counsel; and

(vi)                              deliver such documents and certificates as may be reasonably requested by the requesting party or its counsel, including those to evidence compliance with Section 4(k) and with conditions customarily contained in underwriting agreements.

The foregoing actions set forth in clauses (iii), (iv), (v), and (vi) of this paragraph (r) shall be performed at the close of the Registered Exchange Offer and the effective date of any post-effective amendment to the Exchange Offer Registration Statement.

(s)                                  If a Registered Exchange Offer is to be consummated, upon delivery of the Securities by Holders to the Company (or to such other person as directed by the Company) in exchange for the New Securities, the Company shall mark, or caused to be marked, on the Securities so exchanged that such Securities are being cancelled in exchange for the New Securities.  In no event shall the Securities be marked as paid or otherwise satisfied.

(t)                                    The Company and the Guarantors shall use their respective reasonable best efforts if the Securities have been rated prior to the initial sale of such Securities, to confirm such ratings will apply to the Securities or the New Securities, as the case may be, covered by a Registration Statement.

(u)                                 In the event that any Broker-Dealer shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the NASD Rules) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company and the Guarantors shall assist such Broker-Dealer in complying with the NASD Rules.

(v)                                 The Company and the Guarantors shall use their respective reasonable best efforts to take all other steps necessary to effect the registration of the Securities or the New Securities, as the case may be, covered by a Registration Statement.

5.                                       Registration Expenses.  The Company shall bear all expenses of the Company and the Guarantors incurred in connection with the performance of its and the Guarantors’ obligations under Sections 2, 3 and 4 hereof and, in the event of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one U.S. firm or counsel (which shall initially be Weil, Gotshal & Manges LLP but which may be another nationally recognized law firm experienced in securities matters designated by the Majority Holders) and one Canadian firm or counsel to act as counsel with respect to matters of Canadian law for the Holders in connection therewith, and, in the case of any Exchange Offer Registration Statement, will reimburse the Initial Purchasers for the reasonable fees and disbursements of one U.S. firm or counsel acting in connection therewith and one Canadian firm or counsel with respect to matters of Canadian law acting in connection therewith.

6.                                       Indemnification and Contribution.

(a)                                  The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Holder of Securities or New Securities, as the case may be, covered by any Registration Statement, each Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 4(h) hereof, each Exchanging Dealer, the directors, officers, employees, Affiliates and agents of each such Holder, Initial Purchaser or

Exchanging Dealer and each person who controls any such Holder, Initial Purchaser or Exchanging Dealer within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made) not misleading, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Guarantors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the party claiming indemnification specifically for inclusion therein; provided further, however, that with respect to any untrue statement or omission of a material fact made in any preliminary Prospectus, the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any Holder, Initial Purchaser or Exchanging Dealer from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Holder, Initial Purchaser or Exchanging Dealer occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company had previously furnished copies of the Prospectus to such Holder, Initial Purchaser or Exchanging Dealer, (x) delivery of the Prospectus was required by law to be made to such person, (y) the untrue statement or omission of a material fact contained in the preliminary Prospectus was corrected in the Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Prospectus.  This indemnity agreement will be in addition to any liability that the Company and the Guarantors may otherwise have.

The Company and the Guarantors also, jointly and severally, agree to indemnify as provided in this Section 6(a) or contribute as provided in Section 6(d) hereof to the Losses of each underwriter, if any, of Securities or New Securities, as the case may be, registered under a Shelf Registration Statement, their directors, officers, employees, Affiliates and agents and each person who controls any such underwriter (within the meaning of either the Act or the Exchange Act) on substantially the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this Section 6(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 4(p) hereof.

(b)                                 Each Holder of securities covered by a Registration Statement (including each Initial Purchaser that is a Holder, in such capacity and with respect to any Prospectus delivery as contemplated by Section 4(h) hereof, each Exchanging Dealer) severally, and not jointly, agrees to indemnify and hold harmless the Company and the Guarantors, each of their respective Affiliates, directors, officers, employees and agents and each person who controls the

Company or any Guarantor within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Guarantors to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity.  This indemnity agreement will be in addition to any liability that any such Holder may otherwise have.

(c)                                  Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above.  The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party.  Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.  An indemnifying party will not, without the prior written consent of the indemnified parties, settle, compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any statement as to or any admission of fault, culpability or failure to act by or on behalf of any indemnified party.

(d)                                 In the event that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending any loss, claim, damage, liability or action) (collectively “Losses”) to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Registration Statement which resulted in such Losses; provided, however, that in no case shall any Initial Purchaser be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Security, or in the case of a New Security, applicable to the Security that was exchangeable into such New Security, as set forth in the Final Memorandum, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities or New Securities purchased by such underwriter under the Registration Statement which resulted in such Losses.  If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations.  Benefits received by the Company and the Guarantors shall be deemed to be equal to the total net proceeds from the Initial Placement (before deducting expenses) as set forth in the Final Memorandum.  Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth in the Final Memorandum, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Securities or New Securities, as applicable, registered under the Act.  Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses.  Relative fault shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation that does not take account of the equitable considerations referred to above.  Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 6, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee, Affiliate and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company or any Guarantor within the meaning of either the Act or the Exchange Act, each officer of the Company or any Guarantor who shall have signed the Registration Statement and each director of the Company or any Guarantor shall have the same rights to contribution as the Company and the Guarantors, subject in each case to the applicable terms and conditions of this paragraph (d).

(e)                                  The provisions of this Section 6 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company and the

Guarantors or any of the indemnified persons referred to in this Section 6, and will survive the sale by a Holder of securities covered by a Registration Statement.

7.                                       Underwritten Registrations.

(a)                                  If any of the Securities or New Securities, as the case may be, covered by any Shelf Registration Statement are to be sold in an underwritten offering, the Managing Underwriters shall be selected by the Majority Holders.

(b)                                 No person may participate in any underwritten offering pursuant to any Shelf Registration Statement, unless such person (i) agrees to sell such person’s Securities or New Securities, as the case may be, on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

8.                                       Special Interest.  If (a) on or prior to the 180th day following the date of the original issuance of the Securities (or if such 180th day is not a Business Day, the next succeeding Business Day), neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been filed with the Commission, (b) on or prior to the 270th day following the date of the original issuance of the Securities (or if such 270th day is not a Business Day, the next succeeding Business Day), neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been declared effective by the Commission, (c) on or prior to the 45th day following the date the Exchange Offer Registration Statement is declared effective (or if such 45th day is not a Business Day, the next succeeding Business Day), the Registered Exchange Offer has not been consummated, or (d) after either the Exchange Offer Registration Statement or the Shelf Registration Statement has been declared effective, such Registration Statement thereafter ceases to be effective or usable (except as permitted in this Agreement) in connection with resales of Securities or New Securities in accordance with and during the periods specified in this Agreement (each such event referred to in clauses (a) through (d), a (“Registration Default”), interest (“Special Interest”) will accrue on the principal amount of the affected Securities and New Securities (in addition to the stated interest on the Securities and New Securities) from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured.  Special Interest will accrue at a rate of 0.25% per annum during the 90-day period immediately following the occurrence of such Registration Default and shall increase by 0.25% per annum at the end of each subsequent 90-day period, but in no event shall such rate exceed 1.00% per annum.  Special Interest shall be the exclusive remedy available to the Holders for a Registration Default.

All obligations of the Company and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Security at the time such Security is exchanged for a New Security shall survive until such time as all such obligations with respect to such Security have been satisfied in full.

9.                                       No Inconsistent Agreements.  The Company and the Guarantors have not entered into, and agree not to enter into, any agreement with respect to their securities that is inconsistent with the rights granted to the Holders herein or that otherwise conflicts with the provisions hereof.

10.                                 Amendments and Waivers.  The provisions of this Agreement, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Majority Holders; provided, however, that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Company shall obtain the written consent of each such Initial Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective; provided further, however, that no amendment, qualification, supplement, waiver or consent with respect to Section 8 hereof shall be effective as against any Holder of Registered Securities unless consented to in writing by such Holder; and provided further, however, that the provisions of this Section 10 may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Initial Purchasers and each Holder.  Notwithstanding the foregoing (except the foregoing provisos), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities or New Securities, as the case may be, are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of Securities or New Securities, as the case may be, being sold rather than registered under such Registration Statement.

11.                                 Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, facsimile or air courier guaranteeing overnight delivery:

(a)                                  if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 11, which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture;

(b)                                 if to the Representatives, initially at the address set forth in the Purchase Agreement; and

(c)                                  if to the Company and the Guarantors, initially at the address set forth in the Purchase Agreement.

All such notices and communications shall be deemed to have been duly given when received.

The Initial Purchasers, the Company or the Guarantors by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

12.                                 Remedies.  Each Holder, in addition to being entitled to exercise all rights provided to it herein, in the Indenture or in the Purchase Agreement or granted by law, will be entitled to specific performance of its rights under this Agreement. The Company and the Guarantors agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by them of the provisions of this Agreement and hereby agree to waive in any action for specific performance the defense that a remedy at law would be adequate.  Notwithstanding the provisions of this Section 12, Special Interest shall constitute liquidated damages and be the exclusive remedy available to Holders for a Registration Default.

13.                                 Successors.  This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns, including, without the need for an express assignment or any consent by the Company and the Guarantors thereto, subsequent Holders of Securities and the New Securities, and the indemnified persons referred to in Section 6 hereof.  The Company and the Guarantors hereby agree to extend the benefits of this Agreement to any Holder of Securities and the New Securities, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

14.                                 Counterparts.  This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

15.                                 Headings.  The section headings used herein are for convenience only and shall not affect the construction hereof.

16.                                 Applicable Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

17.                                 Jurisdiction.  The Company and the Guarantors agree that any suit, action or proceeding against the Company or any of the Guarantors brought by any Holder or Initial Purchaser, the directors, officers, employees, Affiliates and agents of any Holder or Initial Purchaser, or by any person who controls any Holder or Initial Purchaser, arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any State or U.S. federal court in The City of New York and County of New York, and waive any objection which they may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submit to the non-exclusive jurisdiction of such courts in any suit, action or proceeding.  The Company and the Guarantors hereby appoint CT Corporation System, 111 Eight Avenue, New York, New York 10011 as their authorized agent (the “Authorized Agent”) upon whom process may be served in any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated herein that may be instituted in any State or U.S. federal court in The City of New York and County of New York, by any Holder or Initial Purchaser, the directors, officers, employees, Affiliates and agents of any Holder or Initial Purchaser, or by any person who controls any Holder or Initial Purchaser, and expressly accept the non-exclusive jurisdiction of any such court in respect of any such suit, action or proceeding.  The Company and the Guarantors hereby represent and warrant that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company and the Guarantors agree to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid.  Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company or any of the Guarantors.  The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

18.                                 Waiver of Immunity.  To the extent that the Company or any of the Guarantors has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, the Company and the Guarantors hereby irrevocably waive and agree not to plead or claim such immunity in respect of their respective obligations under this Agreement.

19.                                 Currency.  To the fullest extent permitted by law, the obligations of the Company and the Guarantors in respect of any amount due under this Agreement will, notwithstanding any payment in any currency other than U.S. dollars (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in U.S. dollars (the “relevant currency”) that the party entitled to receive such payment may, in accordance with its normal procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which such party receives such payment.  If the amount in the relevant currency that may be so purchased for any reason falls short of the amount originally due, the Company and the Guarantors will pay such additional amounts, in the relevant currency, as may be necessary to compensate for the shortfall.  Any obligation of the Company or any of the Guarantors not discharged by such payment will, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, will continue in full force and effect.  If, however, the amount in the relevant currency that may be so purchased is in excess of the amount originally due, the party who has received such payment will return such excess amount, in the relevant currency, to the Company or such Guarantor, as applicable.

20.                                 Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

21.                                 Securities Held by the Company, etc.  Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities or New Securities is required hereunder, Securities or New Securities, as applicable, held by the Company or its Affiliates (other than subsequent Holders of Securities or New Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or New Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement among the Company, the Guarantors and the several Initial Purchasers.

Very truly yours,

Neenah Paper, Inc.

By:	/s/ Bonnie C. Lind
Name: Bonnie C. Lind
Title: Vice President, Chief Financial Officer and Treasurer

Neenah Paper Sales, Inc.

By:	/s/ Bonnie C. Lind
Name: Bonnie C. Lind
Title: Vice President, Chief Financial Officer and Treasurer

Neenah Paper Michigan, Inc.

By:	/s/ Bonnie C. Lind
Name: Bonnie C. Lind
Title: Vice President

Neenah Paper Company of Canada

By:	/s/ Bonnie C. Lind
Name: Bonnie C. Lind
Title: Vice President, Chief Financial Officer and Treasurer

The foregoing Agreement is hereby confirmed and
accepted as of the date first above written.

Citigroup Global Markets Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities Inc.

By:  Citigroup Global Markets Inc.

By	/s/ Whitner Marshall
Name: Whitner Marshall
Title: Director

For themselves and the other several
Initial Purchasers named in Schedule I
to the Purchase Agreement.

ANNEX A

Each broker-dealer that receives new securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such new securities.  The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter”  within the meaning of the Securities Act.  This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of new securities received in exchange for securities where such securities were acquired by such broker-dealer as a result of market-making activities or other trading activities.  The company and the guarantors have agreed that, starting on the expiration date and ending on the close of business 90 days after the expiration date, it will make this prospectus available to any broker-dealer for use in connection with any such resale.  See “Plan of Distribution.”

A-1

ANNEX B

Each broker-dealer that receives new securities for its own account in exchange for securities, where such securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such new securities.  See “Plan of Distribution.”

B-1

ANNEX C

PLAN OF DISTRIBUTION

Each broker-dealer that receives new securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such new securities.  This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of new securities received in exchange for securities where such securities were acquired as a result of market-making activities or other trading activities.  The company and the guarantors have agreed that, starting on the expiration date and ending on the close of business 90 days after the expiration date, they will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale.  In addition, until                    ,            , all dealers effecting transactions in the new securities may be required to deliver a prospectus.

The company will not receive any proceeds from any sale of new securities by broker-dealers.  New securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the new securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices.  Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such new securities.  Any broker-dealer that resells new securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such new securities may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit of any such resale of new securities and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act.  The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

For a period of 90 days after the expiration date, the company and the guarantors will promptly send additional copies of this prospectus and any amendment or supplement to this prospectus to any broker-dealer that requests such documents in the Letter of Transmittal.  The company has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the holder of the securities) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

[If applicable, add information required by Regulation S-K Items 507 and/or 508.]

C-1

ANNEX D

Rider A

PLEASE FILL IN YOUR NAME AND ADDRESS BELOW IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
Address:

Rider B

If the undersigned is not a broker-dealer, the undersigned represents that it acquired the new securities in the ordinary course of its business, it is not engaged  in, and does not intend to engage in, a distribution of new securities and it has no arrangements or understandings with any person to participate in a distribution of the new securities.  If the undersigned is a broker-dealer that will receive new securities for its own account in exchange for securities, it represents that the securities to be exchanged for new securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such new securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.